               SUB-TRANSFER AGENT AGREEMENT

     Agreement dated as of July 3, 1996, between SteinRoe
Services Inc. ("SSI"), a Massachusetts corporation, for itself and on behalf SteinRoe Municipal Trust, SteinRoe
Income Trust and SteinRoe Investment Trust, each a
Massachusetts business trust (all referred to herein as the "Trust") comprised of the series of portfolios listed in Schedule A (as the same may from time to time be amended to add or to delete one or more series, all referred to herein as the "Fund"), and Colonial Investors Service Center, Inc.
("CISC"), a Massachusetts corporation.

     WHEREAS, the Trust has appointed SSI as Transfer Agent, Registrar and Dividend Disbursing Agent for the Fund, a registered investment company, pursuant to Restated Agency Agreement dated August 1, 1995 ("Transfer Agent Agreement");

     WHEREAS, SSI is a registered transfer agent duly authorized to appoint CISC as its agent for purposes of performing certain transfer agency, registration and dividend disbursement services in respect of the Trust;

     WHEREAS, CISC desires to accept such appointment and to perform such services upon the terms and subject to the conditions set forth herein; and

     WHEREAS, Stein Roe & Farnham, Inc. ("SRF") is the investment adviser to the Fund and Liberty Securities
Corporation is the principal underwriter of its shares.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

     1. Appointment. SSI hereby appoints CISC to act as its agent in respect of the purchase, redemption and transfer of Fund shares and dividend disbursing services in connection with such shares other than with respect to Fund shares (a) held under Stein Roe Counselor [service mark] for which SSI shall perform such services and (b) held in omnibus accounts with respect to which such services are performed by third party financial institutions as described in the Fund's Prospectus from time to time. CISC accepts such appointments and will perform the duties and functions described herein in the manner hereinafter set forth. In respect of its duties and obligations pursuant to this Agreement, CISC will act as agent of SSI and not as agent of the Trust nor the Fund.

     CISC agrees to provide the necessary facilities, equipment and personnel to perform its duties and obligations hereunder in accordance with the practice of transfer agents of investment companies registered with the Securities and Exchange Commission and in compliance with all laws applicable to mutual fund transfer agents and the Fund.

     CISC agrees that it shall perform usual and ordinary services as transfer agent, registrar and dividend disbursing agent, which are necessary and appropriate for investment companies registered with the Securities and Exchange Commission, except as otherwise specifically excluded herein, including but not limited to: receiving and processing payments for purchases of Fund shares, opening shareholder accounts, receiving and processing requests for liquidation of Fund shares , transferring and canceling stock certificates, maintaining all shareholder accounts, preparing annual shareholder meetings lists, corresponding with shareholders regarding transaction rejections, providing order room services to brokers, withholding taxes on accounts, disbursing income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for shareholders, preparing and mailing confirmation forms to shareholders for all purchases and liquidations of Fund shares and other confirmable transactions in shareholder accounts, recording reinvestment of dividends and distributions in Fund shares, and causing liquidation of shares and disbursements to be made to withdrawal plan holders. The services to be performed by CISC under this Agreement may be set forth in a procedures manual and other documents as mutually agreed to by CISC and SSI. Specifically excluded from the services to be provided by CISC are the following: mailing proxy materials, receiving and tabulating proxies, mailing shareholder reports and prospectuses, account research, shareholder correspondence and telephone services regarding general inquiries, information requests and all other matters except transaction rejections, all of which SRS agrees to continue to perform directly on behalf of the Trust and the Fund.

     2. Fees and Charges. SSI will pay CISC for the services provided hereunder in accordance with and in the manner set forth in Schedule B to this Agreement.

     3. Representations and Warranties of CISC. CISC represents and warrants to SSI that:

    (a) It is a corporation duly organized and existing in good standing under the laws of the Commonwealth of Massachusetts;

    (b) It is duly qualified to carry on its business in the Commonwealth of Massachusetts;

    (c) It is empowered under applicable state and federal laws and by its Articles of Organization and By-Laws to enter into and perform the services contemplated by this Agreement and it is in compliance and shall continue during the term of this Agreement to be in compliance with all such applicable laws;

    (d) All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

    (e) It has and shall continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

    (f) It has filed a Registration Statement on SEC Form TA-1 and will file timely an amendment to same respecting this Sub-Transfer Agent Agreement with the Securities and Exchange Commission, it is duly registered as a transfer agent as provided in Section 17Ac of the Securities and Exchange Act of 1934, and it will remain so registered and will comply with all state and federal laws and regulations relating to transfer agents throughout the term of this Agreement.

     4. Representations and Warranties of SSI. SSI represents and warrants to CISC that:

    (a) It is a corporation duly organized and existing in good standing under the laws of the Commonwealth of Massachusetts;

    (b) It is duly qualified to carry on its business in the State of Illinois;

    (c) It is empowered under applicable state and federal laws and by its Articles of Organization and By-Laws to enter into and perform the services contemplated in this Agreement and in the Transfer Agent Agreement and it is in compliance and shall continue during the term of this Agreement to be in compliance with the Transfer Agent Agreement and all such applicable laws;

    (d) All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement;

    (e) It has and shall continue to have and maintain the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement and the Transfer Agent Agreement; and

    (f) It has filed a Registration Statement on SEC Form TA-1 and will file timely an amendment to same respecting this Sub-Transfer Agent Agreement with the Securities and Exchange Commission; it is duly registered as a Transfer Agent as provided in Section 17Ac of the Securities Exchange Act of 1934; and it will remain so registered and comply with all state and federal laws and regulations relating to transfer agents throughout the term of this Agreement.

     5.  Representations and Warranties of the Trust.  The
Trust represents and warrants to CISC that:

    (a) It is a business trust duly organized and existing and in good standing under the laws of the State of Massachusetts;

    (b) The Fund is an open-end diversified management investment company registered under the Investment
        Company Act of 1940;

    (c) Registration statements under the Securities Act of 1933 and applicable state laws are currently effective and will remain effective at all times with respect to all shares of the Fund being offered for sale;

    (d) The Trust is empowered under applicable laws and regulations and by its Agreement and Declaration of Trust and By-Laws to enter into and perform this Agreement; and

    (e) All requisite proceedings and actions have been taken to authorize it to enter into and perform this Agreement.

     6. Copies of Documents. SSI promptly from time to time will furnish CISC with copies of the following Trust and Fund documents and all amendments or supplements thereto: the Agreement and Declaration of Trust ; the By-Laws; and the Registration Statement under Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any other information reasonably requested by CISC. The Prospectus and Statement of Additional Information contained in such Registration Statement, as from time to time amended and supplemented, are herein collectively referred to as the "Fund's Prospectus."

     On or before the date of effectiveness of this Agreement, or as soon thereafter as is reasonably practicable, and from time-to-time thereafter, SSI will furnish CISC with certified copies of the resolutions of the Trustees of the Trust authorizing this Agreement and designating authorized persons to give instructions to CISC; if applicable, a specimen of the certificate for shares of the Fund in the form approved by the Trustees of the Trust, with a certificate of the Secretary of the Trust as to such approval; and certificates as to any change in any officer, director, or authorized person of the SSI and the Trust.

     7. Share Certificates. The Fund has resolved that all of the Fund's shares shall hereafter be issued in uncertificated form. Thus, CISC shall not be responsible for the issuance of certificates representing shares in the Fund. However, CISC shall maintain a record of each certificate previously issued and outstanding, the number of shares represented thereby, and the holder of record of such shares.

     8. Lost or Destroyed Certificates. In case of the alleged loss or destruction of any share certificate, no new certificate shall be issued in lieu thereof, unless there shall first be furnished to CISC an affidavit of loss or non-receipt by the holder of shares with respect to which a certificate has been lost or destroyed, supported by an appropriate bond paid for by the shareholder which is satisfactory to CISC and issued by a surety company satisfactory to CISC. CISC shall place and maintain stop transfer instructions on all lost certificates as to which it receives notice.

     9. Receipt of Funds for Investment. CISC will maintain one or more accounts with The First National Bank of Boston ("Bank"),in the name of SSI into which it will deposit funds payable to CISC or SSI as agent for, or otherwise identified as being for the account of, the Trust or the Fund.

     10. Shareholder Accounts. Upon receipt of any funds referred to in paragraph 9, CISC will compute the number of shares purchased by the shareholder according to the net asset value of Fund shares determined in accordance with applicable federal laws and regulations and as described in the Prospectus of the Fund and:

    (a) In the case of a new shareholder, open and maintain an open account for such shareholder in the name or names set forth in the subscription application form;

    (b) Send to the shareholder a confirmation indicating the amount of full and fractional shares purchased (in the case of fractional shares, rounded to three decimal places) and the price per share;

    (c) In the case of a request to establish a plan or program being offered by the Fund's Prospectus, open and maintain such plan or program for the shareholder in accordance with the terms thereof; and

    (d) Perform such other services and initiate and maintain such other books and records as are customarily undertaken by transfer agents in maintaining shareholder accounts for registered investment company investors;

all subject to requirements set forth in the Fund's
Prospectus with respect to rejection of orders.

     For closed accounts, CISC will maintain account records through June of the calendar year following the year in which the account is closed, or such other period of time as CISC and SSI shall mutually agree in writing from time to time.

     11.  Unpaid Checks; Accounts Assigned for Collection.
If any check or other order for payment of money on the account of any shareholder or new investor is returned unpaid for any reason, CISC will:

    (a) Give prompt notification to SRS of such non-payment by facsimile sent prior to 9 a.m. E.S.T.; and

    (b) Upon SSI's written instruction, received by facsimile delivery not later than 11 a.m. E.S.T., authorize payment of such order notwithstanding insufficient shareholder account funds, on the condition that SSI shall indemnify CISC and payor bank in respect of such payment.

     12. Dividends and Distributions. SSI will promptly notify CISC of the declaration of any dividend or distribution with respect to Fund shares, the amount of such dividend or distribution, the date each such dividend or distribution shall be paid, and the record date for determination of shareholders entitled to receive such dividend or distribution. As dividend disbursing agent, CISC will, on or before the payment date of any such dividend or distribution, notify the Trust's custodian of the estimated amount of cash required to pay such dividend or distribution, and the Trust agrees that on or before the mailing date of such dividend or distribution it will instruct its custodian to make available to CISC sufficient funds in the dividend and distribution account maintained by CISC with the Bank.
As dividend disbursing agent, CISC will prepare and distribute to shareholders any funds to which they are entitled by reason of any dividend or distribution and, in the case of shareholders entitled to receive additional shares by reason of any such dividend or distribution, CISC will make appropriate credits to their accounts and cause to be prepared and mailed to shareholders confirmation statements and, of such additional shares. CISC will maintain all records necessary to reflect the crediting of dividends and distributions which are reinvested in shares of the Fund.

     13.  Redemptions.   CISC will receive and process for
redemption in accordance with the Fund's Prospectus, share certificates and requests for redemption of shares as follows:

    (a) If such certificate or request complies with standards for redemption, CISC will, in accordance with the Fund's current Prospectus, pay to the shareholder from funds deposited by the Fund from time to time in the redemption account maintained by CISC with the Bank, the appropriate redemption price as set forth in the Fund's Prospectus; and

    (b) If such certificate or request does not comply with the standards for redemption, CISC will promptly notify the shareholder and shall effect the redemption at the price in effect at the time of receipt of documents complying with the standard.

     14. Transfer and Exchanges. CISC will review and process transfers of shares of the Fund and to the extent, if any, permitted in the Prospectus of the Fund, exchanges between series of the Trust received by CISC. If shares to be transferred are represented by outstanding certificates, CISC will, upon surrender to it of the certificates in proper form for transfer, credit the same to the transferee on its books. If shares are to be exchanged for shares of another Fund, CISC will process such exchange in the same manner as a redemption and sale of shares, in accordance with the Fund's Prospectus may in its.

     15. Plans. CISC will process such plans or programs for investing in shares, and such systematic withdrawal plans, as are provided for in the Fund's Prospectus.

     16. Tax Returns and Reports. CISC will prepare and file tax returns and reports with the Internal Revenue Service and any other federal, state or local governmental agency which may require such filings, including state abandoned property laws, and conduct appropriate communications relating thereto, and, if required, mail to shareholders such forms for reporting dividends and distributions paid by the Fund as are required by applicable laws, rules and regulations, and CISC will withhold such sums as are required to be withheld under applicable Federal and state income tax laws, rules and regulations. CISC will periodically provide SSI with reports showing dividends and distributions paid and any amounts withheld. CISC will also make reasonable attempt to obtain such tax withholding information from shareholders as is required to be obtained on behalf of the Trust under applicable federal or state laws.

     17. Record Keeping. CISC will maintain records, which at all times will be the property of the Trust and available for inspection by SSI, showing for each shareholder's account the following information and such other information as CISC and SSI shall mutually agree in writing from time to time:

    (a) Name, address, and United States taxpayer identification or Social Security number, if provided
        (or amounts withheld with respect to dividends and distributions on shares if a taxpayer identification or Social Security number is not provided);

    (b) Number of shares held for which certificates have not been issued and for which certificates have been issued;

    (c) Historical information regarding the account of each shareholder, including dividends and distributions paid, if any, gross proceeds of sales transactions, and the date and price for transactions on a shareholder's account;

    (d) Any stop or restraining order placed against a shareholder's account of which SSI has notified CISI;

    (e) Information with respect to withholdings of taxes as required under applicable Federal and state laws and regulations;

    (f) Any capital gain or dividend reinvestment order and plan application relating to the current maintenance of a shareholder's account; and

    (g) Any instructions as to record addresses and any correspondence or instructions relating to the current maintenance of a shareholder's account.

     SSI hereby agrees that CISC shall have no liability or obligation with respect to the accuracy or completeness of shareholder account information received by CISC on or about the Operational Date.

     By mutual agreement of CISC and SSI, CISC shall administer a program whereby reasonable attempt is made to identify current address information from shareholders whose mail from the Trust is returned.

     CISC shall maintain at its expense those records necessary to carry out its duties under this Agreement. In addition, CISC shall maintain at its expense for periods prescribed by law all records which the Fund or CISC is required to keep and maintain pursuant to any applicable statute, rule or regulation, including without limitation Rule 31(a)-1 under the Investment Company Act of 1940, relating to the maintenance of records in connection with the services to be provided hereunder. Upon mutual agreement of CISC and SSI, CISC shall also maintain other records requested from time to time by SSI, at SSI's expense.

     At the end of the period in which records must be retained by law, such records and documents will either be provided to the Trust or destroyed in accordance with prior written authorization from the Trust.

     18. Retirement Plan Services. CISC shall provide sub-accounting services for retirement plan shareholders representing group relationships with special recordkeeping needs.

     19. Other Information Furnished. CISC will furnish to SSI such other information, including shareholder lists and statistical information as may be agreed upon from time to time between CISC and SSI. CISC shall notify SSI and the Trust of any request or demand to inspect the share records of the Fund, and will not permit or refuse such inspection until receipt of written instructions from the Trust as to such permission or refusal unless required by law.

     CISC shall provide to the Trust any results of studies and evaluations of systems of internal accounting controls performed for the purpose of meeting the requirements of Regulation 240.17Ad-13(a) of the Securities Exchange Act of
1934.

     20. Shareholder Inquiries. CISC will not respond to written correspondence from fund shareholders or others relating to the Fund other than those regarding transaction rejections and clarification of transaction instructions, but shall forward all such correspondence to SSI.

     21. Communications to Shareholders and Meetings. CISC will determine all shareholders entitled to receive, and will cause to be addressed and mailed, all communications by the Fund to its shareholders, including quarterly and annual reports, proxy material for meetings, and periodic communications. CISC will cause to be received, examined and tabulated return proxy cards for meetings of shareholders and certify the vote to the Trust Fund.

     22. Other Services by CISC. CISC shall provide SSI, with the following additional services:

    (a) All CTRAN, CIMAGE, Price Waterhouse Blue Sky 2, and
        Pegashares functionality and enhancements (on a remote basis) as they now exist and as they are developed and made available to CISC clients;

    (b) Initial programs and report enhancements to the CTRAN
        System which are necessary to accommodate the Fund as a no-load fund group;

    (c) Development, systems training, technical support, implementation, and maintenance of special programs and systems to enhance overall shareholder servicing capability;

    (d) Product and system training for personnel of institutional servicing agents.

     23. Insurance. CISC will not reduce or allow to lapse any of its insurance coverages from time to time in effect, including but not limited to errors and omissions, fidelity bond and electronic data processing coverage, without the prior written consent of SSI. Attached as Schedule D to this Agreement is a list of the insurance coverage which CISC has in effect as of the date of execution of this Agreement and, if different, will have in effect on the Operational Date.

     24. Duty of Care and Indemnification. CISC will at all times use reasonable care, due diligence and act in good faith in performing its duties hereunder. CISC will not be liable or responsible for delays or errors by reason of circumstances beyond its control, including without limitation acts of civil or military authority, national or state emergencies, labor difficulties, fire, mechanical breakdown, flood or catastrophe, acts of God, insurrection, war, riots or failure of transportation, communication or power supply.

     CISC may rely on certifications of those individuals designated as authorized persons to give instructions to CISC as to proceedings or facts in connection with any action taken by the shareholders of the Fund or Trustees of the Trust, and upon instructions not inconsistent with this Agreement from individuals who have been so authorized. Upon receiving authorization from an individual designated as an authorized person to give instructions to CISC, CISC may apply to counsel for the Trust, or counsel for SSI or the Fund's investment adviser, at the Fund's expense, for advice. With respect to any action reasonably taken on the basis of such certifications or instructions or in accordance with the advice of counsel of the Trust, or counsel for SSI or the Fund's investment adviser, the Fund will indemnify and hold harmless CSC from any and all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses).

     SSI will indemnify CISC against and hold CISC harmless from any and all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) in respect of any claim, demand, action or suit not resulting from CISC's bad faith, negligence, lack of due diligence or willful misconduct and arising out of, or in connection with its duties under this Agreement.

     CISC shall indemnify SSI against and hold SSI harmless from any and all losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) in respect to any claim, demand, action or suit resulting from CISC's bad faith, negligence, lack of due diligence or willful misconduct, and arising out of, or in connection with, its duties under this Agreement. For purposes of this Sub-Transfer Agent Agreement, "lack of due diligence" shall mean the processing by CISC of a Fund share transaction in accordance with a practice that is not substantially in compliance with (1) a transaction processing practice of SSI approved by Fund Trustees, (2) insurance coverages, or (3) generally accepted industry practices of mutual fund agents.

     CISC shall also be indemnified and held harmless by SSI against any loss, claim, damage, liability and expenses (including reasonable counsel fees and expenses) by reason of any act done by it in good faith with due diligence and in reasonable reliance upon any instrument or certificate for shares reasonably believed by it (a) to be genuine and (b) to be signed, countersigned or executed by any person or persons authorized to sign, countersign, or execute such instrument or certificate.

     In addition, SSI will indemnify and hold CISC harmless against any loss, claim, damage, liability and expense (including reasonable counsel fees and expenses) in respect of any claim, demand, action or suit as a result of the negligence of the Fund, Trust SRF or SSI, or as a result of CISC's acting upon any instructions reasonably believed by CISC to have been executed or orally communicated by a duly authorized officer or employee of the Fund, Trust SRF or SSI, or as a result of acting in reliance upon written or oral advice reasonably believed by CISC to have been given by counsel for the Fund, Trust SRF or SSI.

     In any case in which a party to this Agreement may be asked to indemnify or hold harmless the other party hereto, the party seeking indemnification shall advise the other party of all pertinent facts concerning the situation giving rise to the claim or potential claim for indemnification, and each party shall use reasonable care to identify and notify the other promptly concerning any situation which presents or appears likely to present a claim for indemnification.
Prior to admitting to or agreeing to settle any claim subject to this Section, each party shall give the other reasonable opportunity to defend against said claim in either party's name.

     25.  Employees.  CISC and SSI are separately
responsible for the employment, control and conduct of their respective agents and employees and for injury to such agents or employees or to others caused by such agents or employees. CISC and SSI severally assume full responsibility for their respective agents and employees under applicable statues and agree to pay all employer taxes thereunder. The conduct of their respective agents and employees shall be included in any reference to the conduct of CISC or SSI for all purposes hereunder.

     26. Termination and Amendment. This Agreement shall continue in effect for eighteen (18) months from the Operational Date, and will automatically be renewed for successive one year terms thereafter. After eighteen (18) months from the Operational Date the Agreement may be terminated at any time by not less than one hundred eighty (180) days written notice. Upon termination hereof, SSI shall pay CISC such compensation as may be due to CISC as of the date of such termination for services rendered and expenses incurred, as described in Schedule B. This Agreement may be modified or amended from time to time by mutual agreement between SSI and CISC.

     27. Successors. In the event that in connection with termination of this Agreement a successor to any of CISC's duties or responsibilities hereunder is designated by SSI by written notice to CISC, CISC shall promptly at the expense of SSI, transfer to such successor, or if no successor is designated, transfer to the Trust, a certificate list of the shareholders of the Fund (with name, address and taxpayer identification or Social Security number), a historical record of the account of each shareholder and the status thereof, all other relevant books, records, correspondence and other data established or maintained by CISC under this Agreement in machine readable form and will cooperate in the transfer of such duties and responsibilities, and in the establishment of books, records and other data by such successor. CISC shall be entitled to reimbursement of its reasonable out-of-pocket expenses in respect of assistance provided in accordance with the preceding sentence.

     28. Miscellaneous. This Agreement shall be construed in accordance with and governed by the laws of The
Commonwealth of Massachusetts.

     The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     CISC shall keep confidential all records and information provided to CISC by the Trust, SSI, SRF, and prior, present or prospective shareholders of the Fund, except, after notice to SSI , to the extent disclosures are required by this Agreement, by the Fund's registration statement, or by a reasonable request or a valid subpoena or warrant issued by a court, state or federal agency or other governmental authority.

     Neither CISC nor SSI may use each other's name in any written material without written consent of such other party, provided , however, that such consent shall not unreasonably withheld. CISC and SSI hereby consent to all uses of their respective names which refer in accurate terms to appointment and duties under this Agreement or which are required by any governmental or regulatory authority including required filings. SSI, SRF, the Trust and the Fund consent to use of their respective names and logos by CISC for shareholder correspondence and statements

     This Agreement shall be binding upon and shall inure to the benefit of SSI and CISC and their respective successors and assigns. Neither SSI nor CISC shall assign this

Agreement nor its rights and obligations under this Agreement without the express written consent of the other party.

     This Agreement may be amended only in writing by mutual agreement of the parties.

     Any notice and other instrument in writing authorized or required by this Agreement t be given to SSI or CISC shall sufficiently be given if addressed to that party and mailed or delivered to it as its office set for the below or at such other place as it may from time to time designate in writing.

SSI, the Trust and the Fund:
          SteinRoe Services Inc.
          One South Wacker Drive
          Suite 3300
          Chicago, Illinois  60606
          Attn: Jilaine Hummel Bauer, Esq.

CISC:
          Colonial Investors Service Center, Inc.
          One Financial Center
          Boston, Massachusetts  02111
          Attn: Mary McKenzie; with a separate copy to
          Attn: Nancy L. Conlin, Esq., Legal Department

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

                     STEINROE SERVICES INC.

                     By:  TIMOTHY K. ARMOUR
                          Name:
                          Title:  Vice President


                     COLONIAL INVESTORS SERVICE CENTER, INC.

                     By:  D.S. SCOON
                          Name:  Davey S. Scoon
                          Title:  President


Assented to on behalf of Trust and Stein Roe Mutual Funds:

STEIN ROE INCOME TRUST
STEIN ROE INVESTMENT TRUST
STEIN ROE MUNICIPAL TRUST

By:  TIMOTHY K. ARMOUR
     Name:  Timothy K. Armour
     Title:  President

                                            SCHEDULE A

Stein Roe Mutual Funds (the "Fund"), consists of the following series of portfolios:

Stein Roe Investment Trust
--------------------------
Stein Roe Growth & Income Fund
Stein Roe International Fund
Stein Roe Young Investor Fund
Stein Roe Balanced Fund
Stein Roe Growth Stock Fund
Stein Roe Capital Opportunities Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund

Stein Roe Income Trust
----------------------
Stein Roe Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Reserves Fund
Stein Roe Limited Maturity Income Fund

Stein Roe Municipal Trust
-------------------------
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Municipal Money Market Fund
Stein Roe Managed Municipals Fund

                                             SCHEDULE B

     This Schedule B is attached to and is part of a certain
Sub-Transfer Agent Agreement ("Agreement") dated July 3, 1996 between SteinRoe Services Inc. ("SSI") and Colonial Investors
Center, Inc. ("CISC").

     A. SSI will pay CISC for services rendered under the Agreement and in accordance with a negotiated allocation of revenues and reimbursement of costs as follows:

1. As of the Operational Date, CISC and SSI shall agree upon a fixed monthly per account fee to be paid under the Agreement, which shall be in an amount equal to 1/12 (a) the estimated total, determined on an annualized basis, of (1) all incremental costs incurred by CISC in connection with the sub-transfer agency relationship, plus (2) 1/2 the net economic benefit derived by Liberty Financial Companies, the parent company of both CISC and SSI, as a result of the sub-transfer agency relationship, (b) divided by the number of shareholder accounts to be serviced by CISC pursuant to the Agreement as of the Operational Date.

2. For the first eighteen (18) months of the Agreement, SSI shall pay CISC, monthly in arrears, commencing with the first day of August, 1996, and on the first day of each month thereafter, the greater of (a) the product of the fixed per account fee determined as provided in paragraph 1. above multiplied by the number of shareholder accounts serviced by CISC pursuant to the Agreement as of the end of the preceding month, and (b) 1/12 the annualized estimated total costs and benefit determined pursuant to (a) of paragraph 1. above.
All estimates under this paragraph shall be determined no later than September 30, 1996. The annual fee for the first eighteen months shall not be less than $1.4 million.

3. Commencing January 1, 1998, and during each calendar year thereafter, SSI shall pay CISC a fee equal to CISC's budgeted annual per account expense of providing services pursuant to the Agreement. Said fee shall be paid monthly in arrears, on the first day of each month, in an amount equal to the product of 1/12 the budgeted annual per account fee multiplied by the number of shareholder accounts serviced by CISC pursuant to the Agreement as of the end of the preceding month. All budgeted numbers under this paragraph shall be determined no later than November 30 each year.

     B. The Fund shall be credited each month with balance credits earned on all Fund cash balances.

     Upon thirty (30) days' notice to SSI, CISC may increase the fees it charges to the extent the cost to CISC of providing services increases (i) because of changes in the Fund's Prospectus, or (ii) on account of any change after the date hereof in law or regulations governing performance of obligations hereunder.

     Fees for any additional services not provided herein, ad hoc reports or special programming requirements to be provided by CISC shall be agreed upon by SSI and CISC at such time as CISC agrees to provide any such services.

     In addition to paying CISC fees as described herein, SSI agrees to reimburse CISC for any and all out-of-pocket expenses and charges in performing services under the Agreement (other than charges for normal data processing services and related software, equipment and facilities) including, but not limited to, mailing service, postage, printing of shareholder statements, the cost of any and all forms of the Trust and other materials used in communicating with shareholders of the Trust, the cost of any equipment or service used for communicating with the Trust's custodian bank or other agent of the Trust, and all costs of telephone communication with or on behalf of shareholders allocated in a manner mutually acceptable to CISC and SSI.

                                                SCHEDULE C

     SRS and CSC hereby agree that the date on which the complete services began ("Operational Date") under the Sub-
Transfer Agent Agreement between them dated July 3, 1996, is:

          July    , 1996

          STEINROE SERVICES INC.

       By:________________________________________
          Name:
          Title:  Vice President


          COLONIAL INVESTORS SERVICE CENTER, INC.

       By:________________________________________
          Name:
          Title:

                        AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of January 1, 1997, and effective that date unless otherwise indicated below, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal Trust, Stein Roe Income Trust and Stein Roe Investment Trust (collectively the "Trust") and Colonial Investors Service Center, Inc. ("CISC") to add Stein Roe Advisor Trust (effective February 14, 1997), Stein Roe Institutional Trust (effective January 2, 1997) and Stein Roe Trust (effective February 14, 1997), comprised of the Series listed on Schedule A, as amended, and assenting parties to the contract and to add new series of the existing Trusts. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund

STEIN ROE ADVISOR TRUST
Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund
Stein Roe Advisor Growth Stock Fund
Stein Roe Advisor International Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund
Stein Roe Advisor Young Investor Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:    HEIDI J. WALTER
                     Name:  Heidi J. Walter
                     Title: Vice President

                     Colonial Investors Service Center, Inc.

                     By:    MARY DILLON MCKENZIE
                     Name:  Mary Dillon McKenzie
                     Title: Senior Vice President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Advisor Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    JILAINE HUMMEL BAUER
Name:  Jilaine Hummel Bauer
Title: Executive Vice President and Secretary

                        AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of June 30, 1997, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal Trust, Stein Roe Income Trust, Stein Roe Investment Trust, Stein Roe Advisor Trust, Stein Roe Trust and Stein Roe Institutional Trust (collectively the "Trust") and Colonial Investors Service Center, Inc. ("CISC") to add additional series of the existing Trusts. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund

STEIN ROE ADVISOR TRUST
Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund
Stein Roe Advisor Growth Stock Fund
Stein Roe Advisor International Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund
Stein Roe Advisor Young Investor Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                      SteinRoe Services Inc.

                      By:    HEIDI J. WALTER
                      Name:  Heidi J. Walter
                      Title: Vice President

                      Colonial Investors Service Center, Inc.

                      By:    JOHN W. BYRNE
                      Name:  John W. Byrne
                      Title: Vice President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Advisor Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    HEIDI J. WALTER
Name:  Heidi J. Walter
Title: Vice President

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of October 15, 1997, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal Trust, Stein Roe Income Trust, Stein Roe Investment Trust, Stein Roe Advisor Trust, Stein Roe Trust and Stein Roe Institutional Trust (collectively the "Trust") and Colonial Investors Service Center, Inc. ("CISC") to remove Stein Roe Advisor Trust as a party to this agreement. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund
Stein Roe Government Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:    HANS P. ZIEGLER
                     Name:
                     Title:

                     Colonial Investors Service Center, Inc.

                     By:    MARY D. MCKENZIE
                     Name:  Mary D. McKenzie
                     Title: President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Advisor Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    HANS P. ZIEGLER
Name:
Title:

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of October 17, 1997, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal
Trust, Stein Roe Income Trust, Stein Roe Investment Trust,
Stein Roe Trust and Stein Roe Institutional Trust
(collectively the "Trust") and Colonial Investors Service
Center, Inc. ("CISC") to remove two series of Income Trust from Schedule A. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:    ANNE E. MARCEL
                     Name:  Anne E. Marcel
                     Title: Vice President

                     Colonial Investors Service Center, Inc.

                     By:    MARY D. MCKENZIE
                     Name:  Mary D. McKenzie
                     Title: President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Advisor Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    THOMAS W. BUTCH
Name:  Thomas W. Butch
Title: Vice President

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of April 30, 1998, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal
Trust, Stein Roe Income Trust, Stein Roe Investment Trust,
Stein Roe Trust and Stein Roe Institutional Trust
(collectively the "Trust") and Colonial Investors Service
Center, Inc. ("CISC") to add one series of Investment Trust to Schedule A. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe Large Company Focus Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:    HANS P. ZIEGLER
                     Name:
                     Title:

                     Colonial Investors Service Center, Inc.

                     By:    MARY D. MCKENZIE
                     Name:  Mary D. McKenzie
                     Title: President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Advisor Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    HANS P. ZIEGLER
Name:
Title:

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of October 19, 1998, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal Trust, Stein Roe Income Trust, Stein Roe Investment Trust, Stein Roe Trust and Stein Roe Institutional Trust (collectively the "Trust") and Liberty Funds Services, Inc. (f/k/a Colonial Investors Service Center, Inc. ("CISC") to add one series of Investment Trust to Schedule A. The amended Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Emerging Markets Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe Large Company Focus Fund
Stein Roe Asia Pacific Fund

STEIN ROE INSTITUTIONAL TRUST
Stein Roe Institutional High Yield Fund

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:   THOMAS W. BUTCH
                     Name: Thomas W. Butch
                     Title:

                     Liberty Funds Services, Inc.

                     By:    DAVEY SCOON
                     Name:  Davey Scoon
                     Title: President

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    THOMAS W. BUTCH
Name:  Thomas W. Butch
Title: President

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of February 2, 1999, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal
Trust, Stein Roe Income Trust, Stein Roe Investment Trust,
Stein Roe Trust and Stein Roe Institutional Trust
(collectively the "Trust") and Liberty Funds Services, Inc.
(f/k/a Colonial Investors Service Center, Inc.) to add one series of Investment Trust to Schedule A. The amended
Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe Large Company Focus Fund
Stein Roe Asia Pacific Fund
Stein Roe Small Company Growth Fund

STEIN ROE INSTITUTIONAL TRUST

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:   THOMAS W. BUTCH
                     Name: Thomas W. Butch
                     Title:

                     Liberty Funds Services, Inc.

                     By:    NANCY L. CONLIN
                     Name:  Nancy L. Conlin
                     Title: Clerk

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    THOMAS W. BUTCH
Name:  Thomas W. Butch
Title: President

                       AMENDMENT TO
               SUB-TRANSFER AGENT AGREEMENT

     This Amendment dated as of March 31, 1999, amends the agreement dated as of July 3, 1996 (the "Agreement"), between SteinRoe Services Inc.("SSI"), Stein Roe Municipal
Trust, Stein Roe Income Trust, Stein Roe Investment Trust,
Stein Roe Trust and Stein Roe Institutional Trust
(collectively the "Trust") and Liberty Funds Services, Inc.
(f/k/a Colonial Investors Service Center, Inc.) to add one series of Investment Trust to Schedule A. The amended
Schedule A is as follows:

STEIN ROE INCOME TRUST
Stein Roe Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe High Yield Fund
Stein Roe Cash Reserves Fund

STEIN ROE MUNICIPAL TRUST
Stein Roe Intermediate Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe Municipal Money Market Fund

STEIN ROE INVESTMENT TRUST
Stein Roe International Fund
Stein Roe Growth & Income Fund
Stein Roe Balanced Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe Growth Opportunities Fund
Stein Roe Large Company Focus Fund
Stein Roe Asia Pacific Fund
Stein Roe Small Company Growth Fund
Stein Roe Growth Investor Fund

STEIN ROE INSTITUTIONAL TRUST

STEIN ROE TRUST
Stein Roe Institutional Client High Yield Fund

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and sealed as of the date first above written.

                     SteinRoe Services Inc.

                     By:   THOMAS W. BUTCH
                     Name: Thomas W. Butch
                     Title: Vice President

                     Liberty Funds Services, Inc.

                     By:    NANCY L. CONLIN
                     Name:  Nancy L. Conlin
                     Title: Clerk

Assented to on behalf of Trust and Stein Roe Mutual Funds:

Stein Roe Income Trust
Stein Roe Investment Trust
Stein Roe Municipal Trust
Stein Roe Institutional Trust
Stein Roe Trust

By:    THOMAS W. BUTCH
Name:  Thomas W. Butch
Title: President